Exhibit 99.1

Press Release

Investor Contact:
Ankit Hira
Solebury Trout for Bentley Systems
ir@bentley.com
1-610-458-2777

Media Contact:
Carey Mann
carey.mann@bentley.com
1-610-458-3170

Bentley Systems Announces Operating Results for the First Quarter of 2022
EXTON, Pa. – May 10, 2022 – Bentley Systems, Incorporated (Nasdaq: BSY) (“Bentley Systems” or the “Company”), the infrastructure engineering software company, today announced operating results for its first quarter ended March 31, 2022.

First Quarter 2022 Financial Results

•Total revenues were $275.5 million, up 24.1% or 27.7% on a constant currency basis, year-over-year;
•Subscriptions revenues were $241.2 million, up 28.2% or 32.0% on a constant currency basis, year-over-year;
•Last twelve-month recurring revenues were $885.9 million, up 23.6% year-over-year;
•Last twelve-month recurring revenues dollar-based net retention rate was 108%, compared to 107% for the same period last year;
•Last twelve-month account retention rate was 98%, consistent with the same period last year;
•Annualized Recurring Revenue (“ARR”) was $962.6 million as of March 31, 2022, representing a constant currency ARR growth rate of 27% from March 31, 2021;
•GAAP operating income was $56.6 million, compared to $55.6 million for the same period last year;
•GAAP net income was $56.4 million, compared to $57.0 million for the same period last year. GAAP net income per diluted share was $0.18, compared to $0.18 for the same period last year. GAAP net income margin was 20.5%, compared to 25.7% for the same period last year;
•Adjusted Net Income was $79.6 million, compared to $64.1 million for the same period last year. Adjusted Net Income per diluted share was $0.24 compared to $0.20 for the same period last year;
•Adjusted EBITDA was $97.6 million, compared to $83.0 million for the same period last year. Adjusted EBITDA margin was 35.4%, compared to 37.4% for the same period last year; and
•Cash flow from operations was $101.7 million, compared to $132.8 million for the same period last year.

Definitions of the non‑GAAP financial measures used in this press release and reconciliations of such measures to the most comparable GAAP financial measures are included below under the heading “Use and Reconciliation of Non‑GAAP Financial Measures.”

CEO Greg Bentley said, “Against this quarter’s backdrop of compounding global concerns, I am pleased that we are reporting overall resilience, starting with strong operating results, consistent with our established financial outlook for 2022. Our 22Q1 results absorbed consequences directly related to Russia, including mandatory sanctions, our discretionary new business suspension there, and especially reductions in Russian ARR to reflect an estimation of recurrence probability. But we also absorbed a comparable amount of ARR attrition within China that I believe stems largely from indirectly related ‘counter-globalism.’ Net of these disruptions, we still achieved constant currency ARR growth, from a year ago, of 12% in business performance, plus 15% from platform acquisitions.”

Mr. Bentley continued, “To proactively enhance our business resilience with respect to counter-globalism, BSY Investments announced our first joint venture in China to ‘glocalize’ our platform within software and cloud service offerings being developed there to meet the Chinese government’s provenance requirements for critical infrastructure applications. Also on the investment front, our leadership in core structural and geotechnical engineering disciplines was augmented by our acquisition of ADINA to add advanced non-linear analyses across our simulation portfolio, to help in assessing and improving infrastructure asset resilience against increasingly prevalent environmental extremes.”

“And with respect to potential macroeconomic downturns, I consider that 22Q1’s impressive net momentum in our business corresponds with generally having become more resilient, even since going public in 2020. Notably, as we have extended our global leadership position in infrastructure engineering software and digital twins for mobility, our flourishing platform acquisitions for environmental opportunities (Seequent) and grid opportunities (Power Line Systems) have considerably reduced the significance of our comparatively minor exposure, within the commercial and industrial infrastructure sectors, to cyclically vulnerable CAPEX spending,” Mr. Bentley concluded.

First Quarter 2022 Financial Developments

On January 31, 2022, we completed the acquisition of Power Line Systems, a leader in software for the design of overhead electric power transmission lines and their structures, for $696.0 million in cash, net of cash acquired. We used available cash and borrowings under our bank credit facility to fund the transaction.

Operating Results Call Details

Bentley Systems will host a live Zoom video webinar on May 10, 2022 at 8:15 a.m. Eastern time to discuss operating results for its first quarter ended March 31, 2022.

Those wishing to participate should access the live Zoom video webinar of the event through a direct registration link at https://zoom.us/webinar/register/WN_4aR1BzzRQJCALyGU052TrQ. Alternatively, the event can be accessed from the Events & Presentations page on Bentley Systems’ Investor Relations website at
https://investors.bentley.com. In addition, a replay and transcript will be available after the conclusion of the live event on Bentley Systems’ Investor Relations website for one year.

Definitions of Certain Key Business Metrics

Definitions of the non‑GAAP financial measures used in this operating results press release and reconciliations of such measures to their nearest GAAP equivalents are included below under “Use and Reconciliation of Non‑GAAP Financial Measures.”

•Last twelve-month recurring revenues are calculated as recurring revenues recognized over the preceding twelve‑month period. We define recurring revenues as subscription revenues that recur monthly, quarterly, or annually with specific or automatic renewal clauses and professional services revenues in which the underlying contract is based on a fixed fee and contains automatic annual renewal provisions;
•Business performance is defined as organic growth results inclusive of the impact from the ARR onboarding of certain programmatic acquisitions, which generally are immaterial, individually and in the aggregate, and is exclusive of the ARR onboarding of our Seequent and Power Line Systems platform acquisitions;
•GAAP net income margin is determined by dividing GAAP net income by total revenues;
•Adjusted EBITDA margin is determined by dividing Adjusted EBITDA by total revenues; and
•Adjusted Net Income per diluted share is determined by dividing Adjusted Net Income by the weighted average diluted shares.
Constant Currency Metrics

In reporting period‑over‑period results, we calculate the effects of foreign currency fluctuations and constant currency information by translating current period results using prior period average foreign currency exchange rates. Our definition of constant currency may differ from other companies reporting similarly named measures, and these constant currency performance measures should be viewed in addition to, and not as a substitute for, our operating performance measures calculated in accordance with GAAP.

•Our last twelve‑month recurring revenues dollar‑based net retention rate is calculated, using the average exchange rates for the prior period, as follows: the recurring revenues for the current period, including any growth or reductions from accounts with recurring revenues in the prior period (“existing accounts”), but excluding recurring revenues from any new accounts added during the current period, divided by the total recurring revenues from all accounts during the prior period. A period is defined as any trailing twelve months.
•Our last twelve-month account retention rate for any given twelve‑month period is calculated using the average currency exchange rates for the prior period, as follows: the prior period recurring revenues from all accounts with recurring revenues in the current and prior period, divided by total recurring revenues from all accounts during the prior period.
•Our constant currency ARR growth rate is the growth rate of our ARR, measured on a constant currency basis. Our ARR is defined as the sum of the annualized value of our portfolio of contracts that produce recurring revenue as of the last day of the reporting period, and the annualized value of the last three months of recognized revenues for our contractually recurring consumption‑based software subscriptions with consumption measurement durations of less than one year.

Use and Reconciliation of Non-GAAP Financial Measures

In addition to our results determined in accordance with GAAP, we have calculated Adjusted cost of subscriptions and licenses, Adjusted cost of services, Adjusted research and development, Adjusted selling and marketing, Adjusted general and administrative, Adjusted income from operations, Adjusted Net Income, and Adjusted EBITDA, each of which are non‑GAAP financial measures. We have provided tabular reconciliations of each of these non‑GAAP financial measures to such measure’s most directly comparable GAAP financial measure.

Management uses these non‑GAAP financial measures to understand and compare operating results across accounting periods, for internal budgeting and forecasting purposes, and to evaluate financial performance. Our non‑GAAP financial measures are presented as supplemental disclosure as we believe they provide useful information to investors and others in understanding and evaluating our results and prospects period‑over‑period without the impact of certain items that do not directly correlate to our operating performance and that may vary significantly from period to period for reasons unrelated to our operating performance, as well as to compare our financial results to those of other companies. Our definitions of these non‑GAAP financial measures may differ from similarly titled measures presented by other companies and therefore comparability may be limited. In addition, other companies may not publish these or similar metrics. Thus, our non‑GAAP financial measures should be considered in addition to, not as a substitute for, or in isolation from, the financial information prepared in accordance with GAAP, and should be read in conjunction with the financial statements included in our Quarterly Report on Form 10‑Q to be filed with the United States Securities and Exchange Commission.

We calculate these non‑GAAP financial measures as follows:

•Adjusted cost of subscriptions and licenses is determined by adding back to GAAP cost of subscriptions and licenses, amortization of purchased intangibles and developed technologies, stock‑based compensation, and acquisition expenses, for the respective periods;
•Adjusted cost of services is determined by adding back to GAAP cost of services, stock‑based compensation, and acquisition expenses, for the respective periods;
•Adjusted research and development is determined by adding back to GAAP research and development, stock‑based compensation, and acquisition expenses, for the respective periods;
•Adjusted selling and marketing is determined by adding back to GAAP selling and marketing, stock‑based compensation, and acquisition expenses, for the respective periods;
•Adjusted general and administrative is determined by adding back to GAAP general and administrative, stock‑based compensation, and acquisition expenses, for the respective periods;
•Adjusted income from operations is determined by adding back to GAAP operating income, amortization of purchased intangibles and developed technologies, stock‑based compensation, expense (income) relating to deferred compensation plan liabilities, and acquisition expenses for the respective periods;
•Adjusted Net Income is defined as net income adjusted for the following: amortization of purchased intangibles and developed technologies, stock‑based compensation, expense (income) relating to deferred compensation plan liabilities, acquisition expenses, other non‑operating (income) expense, net, the tax effect of the above adjustments to net income, and (income) loss from investment accounted for using the equity method, net of tax. The income tax effect of non‑GAAP adjustments was determined using the applicable rates in the taxing jurisdictions in which income or expense occurred, and represent both current and deferred income tax expense or benefit based on the nature of the non‑GAAP adjustments, including the tax effects of non‑cash stock‑based compensation expense;
•Adjusted EBITDA is defined as net income adjusted for interest expense, net, provision (benefit) for income taxes, depreciation and amortization, stock‑based compensation, expense (income) relating to deferred compensation plan liabilities, acquisition expenses, other non‑operating (income) expense, net, and (income) loss from investment accounted for using the equity method, net of tax.

We encourage investors and others to review our financial information in its entirety, not to rely on any single financial measure, and to view these non‑GAAP financial measures in conjunction with the related GAAP financial measures. During the third quarter of 2021, the Company modified its definitions of Adjusted EBITDA and Adjusted Net Income to adjust for expense (income) relating to deferred compensation plan liabilities and amounts for all periods herein reflect application of the modified definition.

Forward-Looking Statements

This press release includes forward-looking statements regarding the future results of operations and financial position, business strategy, and plans and objectives for future operations of Bentley Systems, Incorporated (the “Company,” “we,” “us,” and words of similar import). All such statements contained in this press release, other than statements of historical facts, are forward-looking statements. The words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” and similar expressions are intended to identify forward-looking statements. We have based these forward-looking statements largely on our current expectations, projections, and assumptions about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives, and financial needs. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, and there are a significant number of factors that could cause actual results to differ materially from statements made in this press release including: current and potential future impacts of the COVID‑19 pandemic on the global economy and our business, and consolidated financial statements; adverse changes in global economic and/or political conditions; the impact of current and future sanctions, embargoes and other similar laws at the state and/or federal level that impose restrictions on our counterparties or upon our ability to operate our business within the subject jurisdictions; political, economic, regulatory and public health and safety risks and uncertainties in the countries and regions in which we operate; failure to retain personnel necessary for the operation of our business or those that we acquire; changes in the industries in which our accounts operate; the competitive environment in which we operate; the quality of our products; our ability to develop and market new products to address our accounts’ rapidly changing technological needs; changes in capital markets and our ability to access financing on terms satisfactory to us or at all; and our ability to integrate acquired businesses successfully.

Further information on potential factors that could affect the financial results of the Company are included in the Company’s Form 10‑K and subsequent Forms 10‑Q, which are on file with the United States Securities and Exchange Commission. The Company disclaims any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made.

About Bentley Systems

Bentley Systems (Nasdaq: BSY) is the infrastructure engineering software company. We provide innovative software to advance the world’s infrastructure – sustaining both the global economy and environment. Our industry-leading software solutions are used by professionals, and organizations of every size, for the design, construction, and operations of roads and bridges, rail and transit, water and wastewater, public works and utilities, buildings and campuses, mining, and industrial facilities. Our offerings include MicroStation-based applications for modeling and simulation, ProjectWise for project delivery, AssetWise for asset and network performance, Seequent’s leading geoprofessional software portfolio, and the iTwin platform for infrastructure digital twins. Bentley Systems employs more than 4,500 colleagues and generates annual revenues of approximately $1 billion in 186 countries.
www.bentley.com

© 2022 Bentley Systems, Incorporated. Bentley, the Bentley logo, AssetWise, iTwin, MicroStation, ProjectWise, Seequent, Power Line Systems, and ADINA are either registered or unregistered trademarks or service marks of Bentley Systems, Incorporated or one of its direct or indirect wholly owned subsidiaries. All other brands and product names are trademarks of their respective owners.

BENTLEY SYSTEMS, INCORPORATED AND SUBSIDIARIES
Consolidated Balance Sheets
(in thousands)
(unaudited)

	March 31, 2022	December 31, 2021
Assets
Current assets:
Cash and cash equivalents	$129,617	$329,337
Accounts receivable	233,032	241,807
Allowance for doubtful accounts	(7,486)	(6,541)
Prepaid income taxes	26,254	16,880
Prepaid and other current assets	32,644	34,348
Total current assets	414,061	615,831
Property and equipment, net	32,043	31,823
Operating lease right-of-use assets	49,432	50,818
Intangible assets, net	329,029	245,834
Goodwill	2,217,578	1,588,477
Investments	8,680	6,438
Deferred income taxes	47,683	71,376
Other assets	59,797	48,646
Total assets	$3,158,303	$2,659,243
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$19,058	$16,483
Accruals and other current liabilities	351,273	323,603
Deferred revenues	215,448	224,610
Operating lease liabilities	16,963	17,482
Income taxes payable	5,048	6,696
Current portion of long-term debt	5,000	5,000
Total current liabilities	612,790	593,874
Long-term debt	1,871,527	1,430,992
Deferred compensation plan liabilities	89,282	94,890
Long-term operating lease liabilities	34,907	35,274
Deferred revenues	13,006	7,983
Deferred income taxes	58,316	65,014
Income taxes payable	7,718	7,725
Other liabilities	13,104	14,269
Total liabilities	2,700,650	2,250,021
Stockholders’ equity:
Common stock	2,851	2,825
Additional paid-in capital	957,498	937,805
Accumulated other comprehensive loss	(75,324)	(91,774)
Accumulated deficit	(427,372)	(439,634)
Total stockholders’ equity	457,653	409,222
Total liabilities and stockholders’ equity	$3,158,303	$2,659,243

BENTLEY SYSTEMS, INCORPORATED AND SUBSIDIARIES
Consolidated Statements of Operations
(in thousands, except share and per share data)
(unaudited)

	Three Months Ended
	March 31,
	2022	2021
Revenues:
Subscriptions	$241,233	$188,125
Perpetual licenses	10,205	10,116
Subscriptions and licenses	251,438	198,241
Services	24,079	23,764
Total revenues	275,517	222,005
Cost of revenues:
Cost of subscriptions and licenses	33,727	28,945
Cost of services	22,058	20,344
Total cost of revenues	55,785	49,289
Gross profit	219,732	172,716
Operating expense (income):
Research and development	61,273	47,803
Selling and marketing	45,945	32,440
General and administrative	51,154	33,221
Deferred compensation plan	(5,138)	167
Amortization of purchased intangibles	9,906	3,438
Total operating expenses	163,140	117,069
Income from operations	56,592	55,647
Interest expense, net	(7,042)	(2,319)
Other income, net	10,641	14,482
Income before income taxes	60,191	67,810
Provision for income taxes	(3,231)	(10,358)
Loss from investment accounted for using the equity method, net of tax	(572)	(446)
Net income	56,388	57,006
Less: Net income attributable to participating securities	(9)	—
Net income attributable to Class A and Class B common stockholders	$56,379	$57,006
Per share information:
Net income per share, basic	$0.18	$0.19
Net income per share, diluted	$0.18	$0.18
Weighted average shares, basic	307,969,672	302,583,452
Weighted average shares, diluted	331,330,256	321,736,649

BENTLEY SYSTEMS, INCORPORATED AND SUBSIDIARIES
Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Three Months Ended
	March 31,
	2022	2021
Cash flows from operating activities:
Net income	$56,388	$57,006
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	17,212	8,993
Bad debt allowance	955	746
Deferred income taxes	9,042	966
Stock-based compensation expense	15,099	8,913
Deferred compensation plan	(5,138)	1,021
Amortization and write-off of deferred debt issuance costs	1,778	1,229
Change in fair value of derivative	(12,084)	(13,661)
Change in fair value of contingent consideration	500	—
Change on fair value of investments	(112)	—
Gain on sale of aircraft	(2,029)	—
Foreign currency remeasurement loss (gain)	1,677	(583)
Loss from investment accounted for using the equity method, net of tax	572	446
Changes in assets and liabilities, net of effect from acquisitions:
Accounts receivable	8,691	14,903
Prepaid and other assets	5,718	8,257
Accounts payable, accruals, and other liabilities	26,791	54,977
Deferred revenues	(12,515)	(21,889)
Income taxes payable, net of prepaid income taxes	(10,814)	11,474
Net cash provided by operating activities	101,731	132,798
Cash flows from investing activities:
Purchases of property and equipment and investment in capitalized software	(4,176)	(2,655)
Proceeds from sale of aircraft	2,380	—
Acquisitions, net of cash acquired	(695,968)	(57,975)
Other investing activities	(2,811)	—
Net cash used in investing activities	(700,575)	(60,630)
Cash flows from financing activities:
Proceeds from credit facilities	563,912	16,000
Payments of credit facilities	(123,696)	(262,000)
Proceeds from convertible senior notes, net of discounts and commissions	—	672,750
Payments of debt issuance costs	—	(3,777)
Purchase of capped call options	—	(25,530)
Repayment of term loan	(1,250)	—
Payments of financing leases	(48)	(50)
Payments of acquisition debt and other consideration	(2,721)	(25)
Payments of dividends	(8,528)	(8,219)
Payments for shares acquired including shares withheld for taxes	(35,117)	(18,763)
Proceeds from stock purchases under employee stock purchase plan	4,611	—
Proceeds from exercise of stock options	2,768	1,751
Net cash provided by financing activities	399,931	372,137
Effect of exchange rate changes on cash and cash equivalents	(807)	3,225
(Decrease) increase in cash and cash equivalents	(199,720)	447,530
Cash and cash equivalents, beginning of year	329,337	122,006
Cash and cash equivalents, end of period	$129,617	$569,536

BENTLEY SYSTEMS, INCORPORATED AND SUBSIDIARIES
Reconciliation of GAAP to Non-GAAP Measures
For the Three Months Ended March 31, 2022 and 2021
(in thousands)
(unaudited)

Reconciliation of net income to Adjusted EBITDA:

	Three Months Ended
	March 31,
	2022	2021
Net income	$56,388	$57,006
Interest expense, net	7,042	2,319
Provision for income taxes	3,231	10,358
Depreciation and amortization	17,212	8,993
Stock-based compensation	14,953	8,913
Deferred compensation plan	(5,138)	167
Acquisition expenses	13,997	9,256
Other income, net	(10,641)	(14,482)
Loss from investment accounted for using the equity method, net of tax	572	446
Adjusted EBITDA	$97,616	$82,976

Reconciliation of net income to Adjusted Net Income:

	Three Months Ended
	March 31,
	2022	2021
Net income	$56,388	$57,006
Non-GAAP adjustments, prior to income taxes:
Amortization of purchased intangibles and developed technologies	12,928	4,683
Stock-based compensation	14,953	8,913
Deferred compensation plan	(5,138)	167
Acquisition expenses	13,997	9,256
Other income, net	(10,641)	(14,482)
Total non-GAAP adjustments, prior to income taxes	26,099	8,537
Income tax effect of non-GAAP adjustments	(3,503)	(1,859)
Loss from investment accounted for using the equity method, net of tax	572	446
Adjusted Net Income	$79,556	$64,130

Reconciliation of GAAP Financial Statement Line Items to Non-GAAP Adjusted Financial Statement Line Items:

	Three Months Ended
	March 31,
	2022	2021
Cost of subscriptions and licenses	$33,727	$28,945
Amortization of purchased intangibles and developed technologies	(3,022)	(1,245)
Stock-based compensation	(380)	(86)
Adjusted cost of subscriptions and licenses	$30,325	$27,614

Cost of services	$22,058	$20,344
Stock-based compensation	(371)	(235)
Acquisition expenses	(1,324)	(966)
Adjusted cost of services	$20,363	$19,143

Research and development	$61,273	$47,803
Stock-based compensation	(5,349)	(3,909)
Acquisition expenses	(1,651)	(1,374)
Adjusted research and development	$54,273	$42,520

Selling and marketing	$45,945	$32,440
Stock-based compensation	(1,371)	(690)
Acquisition expenses	(423)	(44)
Adjusted selling and marketing	$44,151	$31,706

General and administrative	$51,154	$33,221
Stock-based compensation	(7,482)	(3,993)
Acquisition expenses	(10,599)	(6,860)
Adjusted general and administrative	$33,073	$22,368

Income from operations	$56,592	$55,647
Amortization of purchased intangibles and developed technologies	12,928	4,683
Stock-based compensation	14,953	8,913
Deferred compensation plan	(5,138)	167
Acquisition expenses	13,997	9,256
Adjusted income from operations	$93,332	$78,666